NATIONWIDE

VARIABLE

ACCOUNT-3

Annual Report

to

Contract Owners

December 31, 2015

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and Subsidiaries and

Contract Owners of Nationwide Variable Account-3:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide Variable Account-3 (comprised of the sub-accounts listed in note 1(b), (collectively, “the Accounts”)) as of December 31, 2015, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2015, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 16, 2016

NATIONWIDE VARIABLE ACCOUNT-3

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

Assets:
Investments at fair value:
V.I. Government Securities Fund: Series I Shares (IVGS1)
71,141 shares (cost $836,144)	$819,541
U.S. Real Estate Portfolio - Class I (MSVRE)
4,984 shares (cost $70,623)	101,080
NVIT Money Market Fund - Class IV (SAM4)
822,430 shares (cost $822,430)	822,430
VI American Franchise Fund - Series I Shares (ACEG)
17,713 shares (cost $500,814)	1,014,929

Total Investments	$2,757,980
Accounts Receivable	32

$2,758,012

Contract Owners’ Equity:
Accumulation units	2,695,622
Contracts in payout (annuitization) period (note 1f)	62,390

Total Contract Owners’ Equity (note 5)	$2,758,012

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-3

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	Total	IVGS1	MSVRE	SAM4	ACEG
Reinvested dividends	$20,306	18,339	1,967	-	-
Mortality and expense risk charges (note 2)	(37,117)	(10,755)	(1,769)	(11,495)	(13,098)

Net investment income (loss)	(16,811)	7,584	198	(11,495)	(13,098)

Realized gain (loss) on investments	73,460	718	29,431	-	43,311
Change in unrealized gain (loss) on investments	(47,178)	(16,035)	(30,381)	-	(762)

Net gain (loss) on investments	26,282	(15,317)	(950)	-	42,549

Reinvested capital gains	5,434	-	-	-	5,434

Net increase (decrease) in contract owners’ equity resulting from operations	$14,905	(7,733)	(752)	(11,495)	34,885

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-3

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	Total		IVGS1		MSVRE		SAM4
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$(16,811)	(11,799)	7,584	12,971	198	2,019	(11,495)	(14,187)
Realized gain (loss) on investments	73,460	264,000	718	6,280	29,431	164,486	-	-
Change in unrealized gain (loss) on investments	(47,178)	(89,041)	(16,035)	8,956	(30,381)	(85,333)	-	-
Reinvested capital gains	5,434	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	14,905	163,160	(7,733)	28,207	(752)	81,172	(11,495)	(14,187)

Equity transactions:
Purchase payments received from contract owners (note 3)	76,478	45,677	22,554	1,134	15	15	25,255	40
Transfers between funds	-	-	42,303	(247,050)	(18,852)	(113,084)	(47,803)	372,270
Redemptions (note 3)	(276,018)	(1,049,071)	(85,318)	(117,706)	(28,140)	(189,038)	(120,820)	(584,773)
Annuity benefits	(7,462)	(5,607)	(1,585)	(343)	-	-	(245)	(257)
Contract maintenance charges (note 2)	(3,728)	(4,153)	(799)	(891)	(104)	(161)	(1,902)	(2,114)
Adjustments to maintain reserves	283	875	132	174	65	(65)	122	126

Net equity transactions	(210,447)	(1,012,279)	(22,713)	(364,682)	(47,016)	(302,333)	(145,393)	(214,708)

Net change in contract owners’ equity	(195,542)	(849,119)	(30,446)	(336,475)	(47,768)	(221,161)	(156,888)	(228,895)
Contract owners’ equity beginning of period	2,953,554	3,802,673	850,020	1,186,495	148,873	370,034	979,361	1,208,256

Contract owners’ equity end of period	$2,758,012	2,953,554	819,574	850,020	101,105	148,873	822,473	979,361

CHANGES IN UNITS:
Beginning units	208,221	274,528	80,159	115,061	2,061	6,559	104,532	127,305
Units purchased	8,036	42,869	4,130	410	-	373	2,733	42,057
Units redeemed	(28,102)	(109,176)	(8,144)	(35,312)	(673)	(4,871)	(18,330)	(64,830)

Ending units	188,155	208,221	76,145	80,159	1,388	2,061	88,935	104,532

NATIONWIDE VARIABLE ACCOUNT-3

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	ACEG
	2015	2014
Investment activity:
Net investment income (loss)	$(13,098)	(12,602)
Realized gain (loss) on investments	43,311	93,234
Change in unrealized gain (loss) on investments	(762)	(12,664)
Reinvested capital gains	5,434	-

Net increase (decrease) in contract owners’ equity resulting from operations	34,885	67,968

Equity transactions:
Purchase payments received from contract owners (note 3)	28,654	44,488
Transfers between funds	24,352	(12,136)
Redemptions (note 3)	(41,740)	(157,554)
Annuity benefits	(5,632)	(5,007)
Contract maintenance charges (note 2)	(923)	(987)
Adjustments to maintain reserves	(36)	640

Net equity transactions	4,675	(130,556)

Net change in contract owners’ equity	39,560	(62,588)
Contract owners’ equity beginning of period	975,300	1,037,888

Contract owners’ equity end of period	$1,014,860	975,300

CHANGES IN UNITS:
Beginning units	21,469	25,603
Units purchased	1,173	29
Units redeemed	(955)	(4,163)

Ending units	21,687	21,469

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-3

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

Nationwide Variable Account-3 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on October 7, 1987. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies. The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

(b) The Contracts

Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of contract expenses.

With certain exceptions, contract owners in either the accumulation or the payout phase may invest in the following:

INVESCO INVESTMENTS

V.I. Government Securities Fund: Series I Shares (IVGS1)

MORGAN STANLEY

U.S. Real Estate Portfolio - Class I (MSVRE)

NATIONWIDE FUNDS GROUP

NVIT Money Market Fund - Class IV (SAM4)

PORTFOLIOS OF THE INVESCO INVESTMENTS TRUST

VI American Franchise Fund - Series I Shares (ACEG)

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the sub-accounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2015 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Calculation of Annuity Reserves

At each financial reporting date, the separate account financial statement includes an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to payment method selected by the contract owner.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 7.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(g) Recently Issued Accounting Standards

There are no recently issued accounting standards applicable to the Account.

(h) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the Securities Exchange Commission (SEC), and no subsequent events have occurred requiring accrual or disclosure.

NATIONWIDE VARIABLE ACCOUNT-3 NOTES TO FINANCIAL STATEMENTS December 31, 2015

(2) Expenses

The Company does not deduct a sales charge from purchase payments received from the contract owners. However, if any part of the contract value of such contracts is redeemed, the Company will, with certain exceptions, deduct from the contract owners’ contract value a contingent deferred sales charge, not to exceed 6% (3% after 3 years) of the lesser of purchase payments or the amount redeemed. After the purchase payment has been held in the contract for 6 years, the charge is 0%. For contracts issued in the State of New York, the contingent deferred sales charge will not exceed 7% of the lesser of purchase payments or amounts redeemed, such charge declining 1% per year. After the purchase payment has been held in the contract for 7 years, the charge is 0%. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company. The following additional contract charges are deducted by the Company: (a) a contract maintenance charge of up to $35, dependent upon contract type and issue date (up to $30, dependent upon contract type and issue date, for contracts issued in the State of New York), which is satisfied by redeeming units; and (b) a mortality and expense risk charge assessed through a reduction of the unit values equal to an annualized rate of 1.25% and the administrative charge is 0.05% for a total variable account charge of 1.30%.

(3) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Account at the direction of the contract owner. For the years ended December 31, 2015 and 2014, total transfers to the Account from the fixed account were $0 and $0, respectively, and total transfers from the Account to the fixed account were $57 and $40,413, respectively. Transfers from the Account to the fixed account are included in redemptions, and transfers to the Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

(4) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2015.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$2,757,980	$-	$-	$2,757,980

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2015 were as follows:

	Purchases of Investments	Sales of Investments
V.I. Government Securities Fund: Series I Shares(IVGS1)	$81,219	$96,307
U.S. Real Estate Portfolio - Class I(MSVRE)	1,967	48,849
NVIT Money Market Fund - Class IV(SAM4)	25,237	182,115
VI American Franchise Fund - Series I Shares(ACEG)	56,974	59,888

Total	$165,397	$387,159

(5) Financial Highlights

The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2015, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2015. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented. Contract owners’ equity presented below may not agree to the contract owners’ equity presented in the Statements of Changes due to reserves for annuity contracts in payout.

NATIONWIDE VARIABLE ACCOUNT-3 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
V.I. Government Securities Fund: Series I Shares (IVGS1)
2015	1.30%	76,145	$10.480243	$798,018	2.22%	-0.96%
2014	1.30%	80,159	10.581796	848,227	2.59%	2.78%
2013	1.30%	115,061	10.295259	1,184,583	3.36%	-3.89%
2012	1.30%	134,050	10.711677	1,435,911	2.88%	1.14%
2011	1.30%	155,540	10.590954	1,647,317	0.00%	5.91%	4/29/2011
U.S. Real Estate Portfolio - Class I (MSVRE)
2015	1.30%	1,388	72.841923	101,105	1.45%	0.84%
2014	1.30%	2,061	72.233386	148,873	2.02%	28.04%
2013	1.30%	6,559	56.416264	370,034	1.08%	0.73%
2012	1.30%	7,329	56.009043	410,490	0.84%	14.33%
2011	1.30%	9,402	48.990374	460,608	0.83%	4.55%
NVIT Money Market Fund - Class IV (SAM4)
2015	1.30%	88,935	9.234685	821,286	0.00%	-1.30%
2014	1.30%	104,532	9.356311	978,043	0.00%	-1.30%
2013	1.30%	127,305	9.479544	1,206,793	0.00%	-1.30%
2012	1.30%	185,751	9.604398	1,784,027	0.00%	-1.30%
2011	1.30%	210,065	9.731247	2,044,194	0.00%	-1.30%
VI American Franchise Fund - Series I Shares (ACEG)
2015	1.30%	21,687	44.967597	975,213	0.00%	3.64%
2014	1.30%	21,469	43.387561	931,531	0.04%	7.03%
2013	1.30%	25,603	40.537783	1,037,888	0.45%	38.32%
2012	1.30%	27,415	29.308102	803,482	0.00%	12.25%
2011	1.30%	31,186	26.109965	814,266	0.00%	-7.39%

2015	Reserves for annuity contracts in payout phase:				62,390
2015	Contract owners equity:				$2,758,012
2014	Reserves for annuity contracts in payout phase:				46,880
2014	Contract owners equity:				$2,953,554
2013	Reserves for annuity contracts in payout phase:				3,375
2013	Contract owners equity:				$3,802,673
2012	Reserves for annuity contracts in payout phase:				5,360
2012	Contract owners equity:				$4,439,270
2011	Reserves for annuity contracts in payout phase:				8,917
2011	Contract owners equity:				$4,966,385
*	This represents the annual contract expense rate of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the total return for the period. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both during the period presented.
****	This represents the date the underlying mutual fund option was initially added and funded.